CONFIDENTIAL AND PROPRIETARY This company is the general partner of Apollo Investment Fund VII, L.P. and its parallel funds and earns the “carried interest” on Fund VII profits. Apollo Advisors VII, L.P. Third Amended and Restated Limited Partnership Agreement Dated as of July 1, 2008 and effective as of August 30, 2007 THE TRANSFER OF THE PARTNERSHIP INTERESTS DESCRIBED IN THIS AGREEMENT IS RESTRICTED AS DESCRIBED HEREIN.

i TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS............................................................................................................1 ARTICLE 2 FORMATION AND ORGANIZATION....................................................................8 Section 2.1 Formation...........................................................................................................8 Section 2.2 Name ..................................................................................................................8 Section 2.3 Offices................................................................................................................9 Section 2.4 Term of Partnership ...........................................................................................9 Section 2.5 Purpose of the Partnership .................................................................................9 Section 2.6 Actions by Partnership.....................................................................................10 Section 2.7 Admission of Limited Partners ........................................................................10 ARTICLE 3 CAPITAL..................................................................................................................10 Section 3.1 Contributions to Capital...................................................................................10 Section 3.2 Rights of Partners in Capital ............................................................................11 Section 3.3 Capital Accounts..............................................................................................11 Section 3.4 Allocation of Profit and Loss...........................................................................12 Section 3.5 Tax Allocations................................................................................................13 Section 3.6 Reserves; Adjustments for Certain Future Events ...........................................13 Section 3.7 Finality and Binding Effect of General Partner’s Determinations ..................14 ARTICLE 4 DISTRIBUTIONS ....................................................................................................15 Section 4.1 Distributions.....................................................................................................15 Section 4.2 Withholding of Certain Amounts.....................................................................16 Section 4.3 Limitation on Distributions..............................................................................16 ARTICLE 5 MANAGEMENT......................................................................................................16 Section 5.1 Rights and Powers of the General Partner .......................................................16 Section 5.2 Delegation of Duties ........................................................................................17 Section 5.3 Transactions with Affiliates.............................................................................19 Section 5.4 Expenses ..........................................................................................................19 Section 5.5 Rights of Limited Partners ...............................................................................19 Section 5.6 Other Activities of Partners .............................................................................20 Section 5.7 Duty of Care; Indemnification .........................................................................20 ARTICLE 6 ADMISSIONS, TRANSFERS AND WITHDRAWALS.........................................22 Section 6.1 Admission of Additional Limited Partners; Effect on Points ..........................22 Section 6.2 Admission of Additional General Partner .......................................................22 Section 6.3 Transfer of Interests of Limited Partners .........................................................22 Section 6.4 Withdrawal of Partners ....................................................................................24 Section 6.5 Pledges .............................................................................................................24

ii ARTICLE 7 ALLOCATION OF POINTS; ADJUSTMENTS OF POINTS AND RETIREMENT OF PARTNERS...................................................................................................25 Section 7.1 Allocation of Points .........................................................................................25 Section 7.2 Retirement of Partner.......................................................................................26 Section 7.3 Effect of Retirement on Points.........................................................................27 Section 7.4 Non- solicitation; Non- compete......................................................................27 ARTICLE 8 DISSOLUTION AND LIQUIDATION ...................................................................29 Section 8.1 Dissolution and Liquidation of Partnership .....................................................29 ARTICLE 9 GENERAL PROVISIONS........................................................................................29 Section 9.1 Amendment of Partnership Agreement ...........................................................29 Section 9.2 Special Power-of-Attorney ..............................................................................30 Section 9.3 Notices .............................................................................................................32 Section 9.4 Agreement Binding Upon Successors and Assigns .........................................32 Section 9.5 Merger, Consolidation, etc...............................................................................33 Section 9.6 Governing Law ................................................................................................33 Section 9.7 Termination of Right of Action .......................................................................33 Section 9.8 Confidentiality .................................................................................................34 Section 9.9 Not for Benefit of Creditors.............................................................................34 Section 9.10 Consents...........................................................................................................35 Section 9.11 Reports .............................................................................................................35 Section 9.12 Filings ..............................................................................................................35 Section 9.13 Headings, Gender, Etc. ....................................................................................35

1 APOLLO ADVISORS VII, L.P. A Delaware Limited Partnership THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT of APOLLO ADVISORS VII, L.P. made as of July 1, 2008 and effective as of August 30, 2007, by and among Apollo Capital Management VII, LLC, a Delaware limited liability company, as the sole general partner, and the persons whose names and addresses are set forth in the Schedule of Partners under the caption “Limited Partners” as the limited partners. W I T N E S S E T H : WHEREAS, on May 30, 2007, Apollo Capital Management VII, LLC filed with the Secretary of State of the State of Delaware a Certificate of Limited Partnership to form Apollo Advisors VII, L.P. as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, pursuant to an agreement among Apollo Capital Management VII, LLC, as sole general partner, and Black Family Partners, L.P., Joshua J. Harris and Marc J. Rowan as initial limited partners (the “Original Agreement”); WHEREAS, the parties amended and restated the Original Agreement pursuant to that certain Amended and Restated Agreement of Limited Partnership dated as of August 20, 2007 (the “First Amended and Restated Agreement”); WHEREAS, the parties amended and restated the First Amended and Restated Agreement pursuant to that certain Second Amended and Restated Agreement of Limited Partnership dated as of January 11, 2008 and effective as of August 30, 2007 (the “Second Amended and Restated Agreement”) in connection with the commencement of operations of the Funds (as defined herein); and WHEREAS, the parties wish to amend and restate the Second Amended and Restated Agreement in its entirety; NOW, THEREFORE, the parties hereby agree as follows: ARTICLE 1 DEFINITIONS “Act” means the Delaware Revised Uniform Limited Partnership Act, as in effect on the date hereof and as amended from time to time, or any successor law. “Affiliate” means with respect to any Person any other Person directly or indirectly controlling, controlled by or under common control with such Person.

2 “Agreement” means this Third Amended and Restated Limited Partnership Agreement, as amended or supplemented from time to time. “AIF” means Apollo Investment Fund VII, L.P., a limited partnership formed under the Act. “Capital Account” means with respect to each Partner the capital account established and maintained on behalf of such Partner as described in Section 3.3. “Cause” means with respect to any Limited Partner, an election by such Limited Partner in accordance with Section 7.2(a)(ii) or a determination by the General Partner that any of the following events has occurred with respect to such Limited Partner: (a) the Limited Partner’s conviction of a felony or plea of no contest to a felony charge; (b) the Limited Partner’s intentional violation of law in connection with any transaction involving the purchase, sale, loan or other disposition of, or the rendering of investment advice with respect to, any security, futures or forward contract, insurance contract, debt instrument or currency; (c) dishonesty, bad faith, gross negligence, willful misconduct, fraud or willful or reckless disregard of duties by a Limited Partner in connection with the performance of any services on behalf of the Partnership or any Affiliate; (d) intentional failure by a Limited Partner to comply with any reasonable directive of the General Partner in connection with the performance of any services on behalf of the Partnership or any Affiliate; (e) intentional breach by a Limited Partner of any material provision of this Agreement, any of the Fund LP Agreements, the Co-Investors (A) LP Agreement or any of the equivalent agreements of any other Affiliate; (f) intentional violation by a Limited Partner of any material written policies adopted by the General Partner governing the conduct of Persons performing services on behalf of the Partnership or any Affiliate; (g) the taking of or omission to take any action that has caused or substantially contributed to a material deterioration in the business or reputation of the Partnership or any of its Affiliates, or that was otherwise materially disruptive of their business or affairs; provided that the term Cause shall not include for this purpose (i) any mistake of judgment made in good faith with respect to any transaction respecting a Portfolio Investment for the account of any of the Funds or (ii) a communication to other Partners or other Apollo professionals, in a professional and business-like manner, of any bona fide disagreement or suggestion concerning a proposed action by the Partnership or an Affiliate;

3 (h) the failure by a Limited Partner to devote a significant portion of time to performing services as an agent of the Partnership without the prior consent of the General Partner, other than by reason of death or Disability; (i) the obtaining by a Limited Partner of any material improper personal benefit as a result of a breach by such Limited Partner of any covenant or agreement (including, without limitation, a breach by a Limited Partner of the Partnership’s code of ethics or a material breach by a Limited Partner of other written policies furnished to the Limited Partner relating to personal investment transactions or of any covenant, agreement, representation or warranty contained in any of the Fund LP Agreements); or (j) the declaration by a Voting Partner of Bankruptcy (as such term is defined in each of the Fund LP Agreements); provided that if a failure, breach, violation or action or omission described in any of clauses (d) through (g) is capable of being cured, the Limited Partner has failed to do so after being given notice and a reasonable opportunity to cure. “Certificate” means the Certificate of Limited Partnership of the Partnership and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware. “Clawback Payment” means any payment required to be made by the Partnership to any Fund pursuant to Section 10.3 of the Fund LP Agreement of such Fund. “Clawback Share” means, with respect to any Limited Partner and any Clawback Payment, a portion of such Clawback Payment equal to (i) the cumulative amount distributed to such Limited Partner prior to the time of determination of Operating Profit attributable to the Fund to which the Clawback Payment is required to be made, divided by (ii) the cumulative amount so distributed to all Partners with respect to such Operating Profit attributable to such Fund. “Co-Investors (A) LP Agreement” means the limited partnership agreement of Apollo Co-Investors VII (A), L.P., as amended from time to time. “Code” means the United States Internal Revenue Code of 1986, as amended and as hereafter amended, or any successor law. “Commitment Period” has the meaning ascribed to that term in each of the Fund LP Agreements. “Confidential Information” means information that has not been made publicly available by or with the permission of the General Partner and that is obtained or learned by a Limited Partner as a result of or in connection with his association with the Partnership or any of its Affiliates concerning the business, affairs or activities of the Partnership, any of its Affiliates or any of the Portfolio Investments, including, without limitation, models, codes, client information (including client identity and contacts, client lists, client financial or personal information), financial data, know-how, computer software and related documentation, trade secrets, and other

4 forms of sensitive or valuable non-public information obtained or learned by the Limited Partner as a result of such Limited Partner’s participation in the Partnership. For the avoidance of doubt, Confidential Information does not include information concerning non-proprietary business or investment practices, methods or relationships customarily employed or entered into by comparable business enterprises “Covered Person” has the meaning ascribed to that term in Section 5.7. “DEUCC” has the meaning ascribed to that term in Section 6.5(c). “Disability” means, with respect to a Limited Partner, any physical or mental illness, disability or incapacity that prevents the Limited Partner from performing substantially all of the duties delegated to him as an agent of the Partnership pursuant to Section 5.2. “FC Loss” means, for each Fund with respect to any Fiscal Year, the portion of any Net Loss and any Portfolio Investment Loss allocable to the Partnership, but only to the extent such allocation is made by such Fund to the Partnership in proportion to the Partnership’s capital contribution to such Fund, as determined pursuant to the Fund LP Agreement. “FC Profit” means, for each Fund with respect to any Fiscal Year, the portion of any Net Income and any Portfolio Investment Gain allocable to the Partnership, but only to the extent such allocation is made by such Fund to the Partnership in proportion to the Partnership’s capital contribution to such Fund, as determined pursuant to the Fund LP Agreement. “FC Share” means a share of the FC Profit or FC Loss with respect to each of the Funds. The aggregate number of FC Shares with respect to each Fund shall be equal to the dollar amount of the Partnership’s capital commitment to such Fund. “Final Adjudication” has the meaning ascribed to that term in Section 5.7. “Fiscal Year” means, with respect to a year, the period commencing on January 1 of such year and ending on December 31 of such year (or on the date of a final distribution pursuant to Section 8.1(a)), unless the General Partner shall elect another fiscal year for the Partnership which is a permissible taxable year under the Code. “Fund” means each of AIF and each “Parallel Fund” within the meaning of the Fund LP Agreement of AIF. Such term also includes each alternative investment vehicle created by AIF and/or any such Parallel Fund, to the extent the context so requires. As of the date hereof, the Funds are AIF, Apollo Investment Fund (PB) VII, L.P., Apollo Overseas Partners (Delaware 892) VII, L.P., Apollo Overseas Partners (Delaware) VII, L.P., and Apollo Overseas Partners VII, L.P. “Fund General Partner” means the Partnership in its capacity as a general partner of any of the Funds pursuant to the Fund LP Agreements. “Fund LP Agreement” means the limited partnership agreement of any of the Funds and the Voting Affiliated Feeder Funds, as amended from time to time.

5 “General Partner” means Apollo Capital Management VII, LLC, a Delaware limited liability company, in its capacity as general partner of the Partnership or any successor to the business of the General Partner in its capacity as general partner of the Partnership. “Giveback Amount” has the meaning ascribed to that term in Section 7.4(d). “Investment Committee” means the committee constituted pursuant to the Management Company LP Agreement. “Limited Partner” means any Person admitted as a limited partner to the Partnership in accordance with this Agreement, including any Retired Partner and any Voting Partner, until such Person withdraws entirely as a limited partner of the Partnership, in his capacity as a limited partner of the Partnership. All references herein to a Limited Partner shall be construed as referring collectively to such Limited Partner and to each Related Party of such Limited Partner (and to each Person of which such Limited Partner is a Related Party) that also is or that previously was a Limited Partner, except to the extent that the General Partner determines that the context does not require such interpretation as between such Limited Partner and his Related Parties. “Management Company” has the meaning ascribed to that term in each of the Fund LP Agreements. “Management Company LP Agreement” means the limited partnership agreement of the Management Company, as amended from time to time. “Maximum Dilution Percentage” has the meaning ascribed to that term in Section 6.1(a). “Net Income” has the meaning ascribed to that term in each of the Fund LP Agreements. “Net Loss” has the meaning ascribed to that term in each of the Fund LP Agreements. “Operating Loss” means, with respect to any Fiscal Year, any net loss of the Partnership, adjusted to exclude (i) any FC Profit or FC Loss and (ii) the effect of any reorganization, restructuring or other capital transaction proceeds derived by the Partnership. To the extent derived from any Fund, any items of income, gain, loss, deduction and credit shall be determined in accordance with the same accounting policies, principles and procedures applicable to the determination by the relevant Fund, and any items not derived from a Fund shall be determined in accordance with the accounting policies, principles and procedures used by the Partnership for federal income tax purposes. “Operating Profit” means, with respect to any Fiscal Year, any net income of the Partnership, adjusted to exclude (i) any FC Profit or FC Loss and (ii) the effect of any reorganization, restructuring or other capital transaction proceeds derived by the Partnership. To the extent derived from any Fund, any items of income, gain, loss, deduction and credit shall be determined in accordance with the same accounting policies, principles and procedures applicable to the determination by the relevant Fund, and any items not derived from a Fund

6 shall be determined in accordance with the accounting policies, principles and procedures used by the Partnership for federal income tax purposes. “Partner” means the General Partner or any of the Limited Partners, and “Partners” means the General Partner and all of the Limited Partners. “Partnership” means the limited partnership continued pursuant to this Agreement. “Permanent Disability” means a Disability that continues for (a) periods aggregating at least 24 months during any period of 48 consecutive months or (b) such shorter period as the General Partner may determine. “Person” means any individual, partnership, corporation, limited liability company, joint venture, joint stock company, unincorporated organization or association, trust (including the trustees thereof, in their capacity as such), government, governmental agency, political subdivision of any government, or other entity. “Point” means a 1/2,000 share of Operating Profit or Operating Loss. The aggregate number of Points assigned or available for assignment to all Partners shall not at any time exceed 2,000. “Portfolio Investment” has the meaning ascribed to that term in each of the Fund LP Agreements. “Portfolio Investment Gain” has the meaning ascribed to that term in each of the Fund LP Agreements. “Portfolio Investment Loss” has the meaning ascribed to that term in each of the Fund LP Agreements. “Reference Rate” means the interest rate described in Section 3.1(c) (or the corresponding provision) of each of the Fund LP Agreements. “Related Party” means, with respect to any Limited Partner: (a) any spouse, child, parent or other lineal descendant of such Limited Partner or such Limited Partner’s parent, or any natural Person who occupies the same principal residence as the Limited Partner; (b) any trust or estate in which the Limited Partner and any Related Party or Related Parties (other than such trust or estate) collectively have more than 80 percent of the beneficial interests (excluding contingent and charitable interests); (c) any entity of which the Limited Partner and any Related Party or Related Parties (other than such entity) collectively are beneficial owners of more than 80 percent of the equity interest; and (d) any Person with respect to whom such Limited Partner is a Related Party.

7 “Required Voting Partners” means, at any time, at least two-thirds by number of Limited Partners that are Voting Partners at such time. “Retired Partner” means any Limited Partner who has become a retired partner in accordance with or pursuant to Section 7.2. “Schedule of Partners” means a schedule to be maintained by the General Partner showing the following information with respect to each Partner: name, address, date of admission and retirement, required capital contribution, and FC Shares. “Transfer” means any direct or indirect sale, exchange, transfer, assignment or other disposition by a Partner of any or all of his interest in the Partnership (whether respecting, for example, economic rights only or all the rights associated with the interest) to another Person, whether voluntary or involuntary. “Unvested Points” means, with respect to any Limited Partner as of the commencement of any Vesting Period, any amount by which (a) the total Points assigned to such Limited Partner as of such date, excluding, unless otherwise determined by the General Partner, any Points assigned to such Limited Partner pursuant to Section 7.3(b), exceed (b) such Limited Partner’s Vested Points, if any, as of such time. Any reduction of such Limited Partner’s Points in connection with the admission of a new Partner or the increase of the Points of any existing Limited Partner pursuant to Section 6.1 shall first reduce such Limited Partner’s Unvested Points to the extent thereof, and the balance of any such reduction shall be applied to such Limited Partner’s Vested Points. “Vested Points” means, with respect to any Limited Partner at any time, the sum of: (a) with respect to the first Vesting Period, the product of (i) such Limited Partner’s Points as of the commencement of the first Vesting Period multiplied by (ii) such Limited Partner’s Vesting Percentage with respect to the first Vesting Period, plus (b) with respect to each Vesting Period after the first Vesting Period and without duplication (i) such Limited Partner’s Vested Points, if any, as of the close of the immediately preceding Vesting Period, plus (ii) the product of (A) such Limited Partner’s Unvested Points as of the commencement of such Vesting Period multiplied by (B) such Limited Partner’s Vesting Percentage with respect to such Vesting Period. “Vesting Date” means, with respect to any Limited Partner,

8 “Vesting Percentage” means, with respect to any Vesting Period of any Limited Partner, “Vesting Period” means, with respect to any Limited Partner, an initial period that commences as of the later of January 1, 2008 or the effective date of such Limited Partner’s admission to the Partnership and ends on the first Vesting Date thereafter, and each subsequent period that commences on the next day following the immediately preceding Vesting Date and ends on the next succeeding Vesting Date. “Voting Affiliated Feeder Fund” has the meaning ascribed to such term in each of the Fund LP Agreements. As of the date hereof, the Voting Affiliated Feeder Funds are Apollo Overseas Partners (I) VII, L.P. and Apollo Investment Fund (I) VII, L.P. “Voting Partner” means each of the members of the Investment Committee, so long as he has not become a Retired Partner. All references herein to a Voting Partner (except in the definition of Required Voting Partners) shall be construed as referring collectively to such Voting Partner and to each Related Party of such Voting Partner that also is or that previously was a Limited Partner (unless such Limited Partner is a Retired Partner), except to the extent that the General Partner determines that the context does not require such interpretation as between such Voting Partner and his Related Parties. ARTICLE 2 FORMATION AND ORGANIZATION Section 2.1 Formation The Partnership was formed and is hereby continued as a limited partnership under and pursuant to the Act. The Certificate was filed on May 30, 2007. The General Partner shall execute, acknowledge and file any amendments to the Certificate as may be required by the Act and any other instruments, documents and certificates which, in the opinion of the Partnership’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Partnership shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Partnership. Section 2.2 Name The name of the Partnership shall be “Apollo Advisors VII, L.P.” or such other name as the General Partner hereafter may adopt upon causing an appropriate amendment to be made to

9 this Agreement and to the Certificate to be filed in accordance with the Act. Promptly thereafter, the General Partner shall send notice thereof to each Limited Partner. Section 2.3 Offices (a) The Partnership shall maintain its principal office, and may maintain one or more additional offices, at such place or places as the General Partner may from time to time determine. (b) The General Partner shall arrange for the Partnership to have and maintain in the State of Delaware, at the expense of the Partnership, a registered office and registered agent for service of process on the Partnership as required by the Act. Section 2.4 Term of Partnership (a) The term of the Partnership shall continue until the dissolution (without continuation) of all of the Funds or the earlier of: (i) at any time there are no Limited Partners, unless the business of the Partnership is continued in accordance with the Act; (ii) any event that results in the General Partner ceasing to be a general partner of the Partnership under the Act, provided that the Partnership shall not be dissolved and required to be wound up in connection with any such event if (A) at the time of the occurrence of such event there is at least one remaining general partner of the Partnership who is hereby authorized to and does carry on the business of the Partnership, or (B) within 90 days after the occurrence of such event, a majority of the Limited Partners agree in writing or vote to continue the business of the Partnership and to the appointment, effective as of the date of such event, if required, of one or more additional general partners of the Partnership; and (iii) the entry of a decree of judicial dissolution under Section 17-802 of the Act. (b) The parties agree that irreparable damage would be done to the goodwill and reputation of the Partners if any Limited Partner should bring an action to dissolve the Partnership. Care has been taken in this Agreement to provide for fair and just payment in liquidation of the interests of all Partners. Accordingly, to the fullest extent permitted by law, each Limited Partner hereby waives and renounces his right to such a decree of dissolution or to seek the appointment of a liquidator for the Partnership, except as provided herein. Section 2.5 Purpose of the Partnership The principal purpose of the Partnership is to act as the sole general partner or as the managing general partner (as the case may be) of each of the Funds and certain Voting Affiliated Feeder Funds pursuant to their respective Fund LP Agreements and to undertake such related and incidental activities and execute and deliver such related documents necessary or incidental thereto. The purpose of the Partnership shall be limited to serving as a general partner of direct

10 investment funds, including any of their Affiliates, and the provision of investment management and advisory services. Section 2.6 Actions by Partnership The Partnership may execute, deliver and perform, and the General Partner may execute and deliver, all contracts, agreements and other undertakings, and engage in all activities and transactions as may in the opinion of the General Partner be necessary or advisable to carry out the objects and purposes of the Partnership, without the approval or vote of any Limited Partner. Section 2.7 Admission of Limited Partners On the date hereof, the Persons whose names are set forth in the Schedule of Partners under the caption “Limited Partners” shall be admitted to the Partnership or shall continue, as the case may be, as limited partners of the Partnership upon their execution of a counterpart of this Agreement or such other instrument evidencing, to the satisfaction of the General Partner, such Limited Partner’s intent to become a Limited Partner. ARTICLE 3 CAPITAL Section 3.1 Contributions to Capital (a) Any required contribution of a Limited Partner to the capital of the Partnership shall be as set forth in the Schedule of Partners. Contributions to the capital of the Partnership shall be made as of the date of admission of such Limited Partner as a limited partner of the Partnership and as of each such other date as may be specified by the General Partner. Except as otherwise permitted by the General Partner, all contributions to the capital of the Partnership by each Limited Partner shall be payable exclusively in cash. (b) The General Partner shall make capital contributions from time to time to the extent necessary to ensure that the Partnership meets its obligations to make contributions of capital to each of the Funds. (c) No Partner shall be obligated, nor shall any Partner have any right, to make any contribution to the capital of the Partnership other than as specified in this Section 3.1. No Limited Partner shall be obligated to restore any deficit balance in his Capital Account. (d) To the extent, if any, that at the time of the Final Distribution (as defined in each of the Fund LP Agreements), it is determined that the Partnership, as a general partner of each of the Funds, is required to make any Clawback Payment with respect to any of the Funds, each Limited Partner shall be required to participate in such payment and contribute to the Partnership for ultimate distribution to the limited partners of the relevant Fund an amount equal to such Limited Partner’s Clawback Share of any Clawback Payment, but not in any event in excess of the cumulative amount theretofore distributed to such Limited Partner with respect to the Operating Profit attributable to such Fund. For purposes of determining each Limited Partner’s

11 required contribution, each Limited Partner’s allocable share of any Escrow Account (as defined in the Fund LP Agreements), to the extent applied to satisfy any portion of a Clawback Payment, shall be treated as if it had been distributed to such Limited Partner and re-contributed by such Limited Partner pursuant to this Section 3.1(d) at the time of such application. Section 3.2 Rights of Partners in Capital (a) No Partner shall be entitled to interest on his capital contributions to the Partnership. (b) No Partner shall have the right to distributions or the return of any contribution to the capital of the Partnership except (i) for distributions in accordance with Section 4.1 or (ii) upon dissolution of the Partnership. The entitlement to any such return at such time shall be limited to the value of the Capital Account of the Partner. The General Partner shall not be liable for the return of any such amounts. Section 3.3 Capital Accounts (a) The Partnership shall maintain for each Partner a separate Capital Account. (b) Each Partner’s Capital Account shall have an initial balance equal to the amount of cash and the net value of any securities or other property constituting such Partner’s initial contribution to the capital of the Partnership. (c) Each Partner’s Capital Account shall be increased by the sum of: (i) the amount of cash and the net value of any securities or other property constituting additional contributions by such Partner to the capital of the Partnership permitted pursuant to Section 3.1, plus (ii) the portion of any FC Profit allocated to such Partner’s Capital Account pursuant to Section 3.4, plus (iii) the portion of any Operating Profit allocated to such Partner’s Capital Account pursuant to Section 3.4, plus (iv) such Partner’s allocable share of any decreases in any reserves recorded by the Partnership pursuant to Section 3.6 and any receipts determined to be applicable to a prior period pursuant to Section 3.6(b), to the extent the General Partner determines that, pursuant to any provision of this Agreement, such item is to be credited to such Partner’s Capital Account on a basis which is not in accordance with the current respective Points of all Partners. (d) Each Partner’s Capital Account shall be reduced by the sum of (without duplication): (i) the portion of any FC Loss allocated to such Partner’s Capital Account pursuant to Section 3.4, plus

12 (ii) the portion of any Operating Loss allocated to such Partner’s Capital Account pursuant to Section 3.4, plus (iii) the amount of any cash and the net value of any property distributed to such Partner pursuant to Section 4.1 or 8.1 including any amount deducted pursuant to Section 4.2 or 5.4 from any such amount distributed, plus (iv) any withholding taxes or other items payable by the Partnership and allocated to such Partner pursuant to Section 5.4(b), any increases in any reserves recorded by the Partnership pursuant to Section 3.6 and any payments determined to be applicable to a prior period pursuant to Section 3.6(b), to the extent the General Partner determines that, pursuant to any provision of this Agreement, such item is to be charged to such Partner’s Capital Account on a basis which is not in accordance with the current respective Points of all Partners. Section 3.4 Allocation of Profit and Loss (a) Allocations of Profit. FC Profit and Operating Profit for any Fiscal Year shall be allocated to the Partners: (i) first, to Partners to which FC Loss and Operating Loss previously have been allocated pursuant to Section 3.4(b), to the extent of and in proportion to the amount of such losses; (ii) next, to the extent that the cumulative amount of distributions pursuant to Article 4 (other than distributions representing a return of such Partners’ capital contributions) exceeds the cumulative amount of FC Profit and Operating Profit previously allocated to such Partners pursuant to Section 3.4(a), in the order that such distributions occurred; and (iii) thereafter, any remaining such FC Profit and Operating Profit shall be allocated among the Partners so as to produce Capital Accounts (computed after taking into account any other FC Profit and Operating Profit or FC Loss and Operating Loss for the Fiscal Year in which such event occurred and all distributions pursuant to Article 4 with respect to such Fiscal Year and after adding back each Partner’s share, if any, of Partner Nonrecourse Debt Minimum Gain, as defined in Treasury Regulations Sections 1.704 - 2(b)(2) and 1.704 - 2(i), or Partnership Minimum Gain, as defined in Treasury Regulations Sections 1.704 - 2(b)(2) and 1.704 - 2(d)) for the Partners such that a distribution of an amount of cash equal to such Capital Account balances in accordance with such Capital Account balances would be in the amounts, sequence and priority set forth in Article 4. (b) Allocations of Losses. Subject to the limitation of Section 3.4(c), FC Loss for any Fiscal Year shall be allocated among the Partners in proportion to their respective FC Shares as of the close of such Fiscal Year, and Operating Loss for any Fiscal Year shall be allocated among the Partners in proportion to their respective Points as of the close of such Fiscal Year. (c) To the extent that the allocations of FC Loss or Operating Loss contemplated by Section 3.4(b) would cause the Capital Account of any Limited Partner to be less than zero, such FC Loss or Operating Loss shall to that extent instead be allocated to and debited against the

13 Capital Account of the General Partner (or, at the direction of the General Partner, to those Limited Partners who are members of the General Partner in proportion to their limited liability company interests in the General Partner). Following any such adjustment pursuant to Section 3.4(c) with respect to any Limited Partner, any FC Profit or Operating Profit for any subsequent Fiscal Year which would otherwise be credited to the Capital Account of such Limited Partner pursuant to Section 3.4(a) shall instead be credited to the Capital Account of the General Partner (or relevant Limited Partners) until the cumulative amounts so credited to the Capital Account of the General Partner (or relevant Limited Partners) with respect to such Limited Partner pursuant to Section 3.4(c) is equal to the cumulative amount debited against the Capital Account of the General Partner (or relevant Limited Partners) with respect to such Limited Partner pursuant to Section 3.4(c). (d) Each Limited Partner’s rights and entitlements as a Limited Partner are limited to the rights to receive allocations and distributions of FC Profit and Operating Profit expressly conferred by this Agreement and any side letter or similar agreement entered into pursuant to Section 9.1(b) and the other rights expressly conferred by this Agreement and any such side letter or similar agreement or required by the Act, and a Limited Partner shall not be entitled to any other allocations, distributions or payments in respect of his interest, or to have or exercise any other rights, privileges or powers. Section 3.5 Tax Allocations (a) For United States federal, state and local income tax purposes, Partnership income, gain, loss, deduction or credit (or any item thereof) for each Fiscal Year shall be allocated to and among the Partners in order to reflect the allocations of FC Profit, FC Loss, Operating Profit and Operating Loss pursuant to the provisions of Section 3.4 for such Fiscal Year, taking into account any variation between the adjusted tax basis and book value of Partnership property in accordance with the principles of Section 704(c) of the Code. (b) If any Partner or Partners are treated for United States federal income tax purposes as realizing ordinary income because of receiving interests in the Partnership (whether under Section 83 of the Code or under any similar provision of any law, rule or regulation) and the Partnership is entitled to any offsetting deduction (net of any income realized by the Partnership as a result of such receipt), the Partnership’s net deduction shall be allocated to and among the Partners in such manner as to offset, as nearly as possible, the ordinary income realized by such Partner or Partners. Section 3.6 Reserves; Adjustments for Certain Future Events (a) Appropriate reserves may be created, accrued and charged against the Operating Profit or Operating Loss for contingent liabilities, if any, as of the date any such contingent liability becomes known to the General Partner or as of each other date as the General Partner deems appropriate, such reserves to be in the amounts which the General Partner deems necessary or appropriate. The General Partner may increase or reduce any such reserve from time to time by such amounts as the General Partner deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Partners at the time

14 when such reserve is created, increased or decreased, as the case may be, in proportion to their respective Points at such time; provided that, if any individual reserve item, as adjusted by any increase therein, exceeds the lesser of $500,000 or one percent of the aggregate value of the Capital Accounts of all such Partners, the amount of such reserve, increase or decrease shall instead be charged or credited to those parties who were Partners at the time, as determined by the General Partner, of the act or omission giving rise to the contingent liability for which the reserve item was established in proportion to their respective Points at that time. (b) If at any time an amount is paid or received by the Partnership and such amount exceeds the lesser of $500,000 or one percent of the aggregate value of the Capital Accounts of all Partners at the time of payment or receipt, and such amount was not accrued or reserved for but would nevertheless, in accordance with the Partnership’s accounting practices, be treated as applicable to one or more prior periods, then such amount may be proportionately charged or credited by the General Partner, as appropriate, to those parties who were Partners during such prior period or periods. (c) If any amount is required by Section 3.6(a) or (b) to be credited to a Person who is no longer a Partner, such amount shall be paid to such Person in cash, with interest from the date on which the General Partner determines that such credit is required at the Reference Rate in effect on that date. Any amount required to be charged pursuant to Section 3.6(a) or (b) shall be debited against the current balance in the Capital Account of the affected Partners. To the extent that the aggregate current Capital Account balances of such affected Partners are insufficient to cover the full amount of the required charge, the deficiency shall be debited against the Capital Accounts of the other Partners in proportion to their respective Capital Account balances at such time; provided that each such other Partner shall be entitled to a preferential allocation, in proportion to and to the extent of such other Partner’s share of any such deficiency, together with a carrying charge at a rate equal to the Reference Rate, of any Operating Profit that would otherwise have been allocable after the date of such charge to the Capital Accounts of the affected Partners whose Capital Accounts were insufficient to cover the full amount of the required charge. In no event shall a current or former Partner be obligated to satisfy any amount required to be charged pursuant to Section 3.6(a) or (b) other than by means of a debit against such Partner’s Capital Account. Section 3.7 Finality and Binding Effect of General Partner’s Determinations All matters concerning the determination, valuation and allocation among the Partners with respect to any profit or loss of the Partnership and any associated items of income, gain, deduction, loss and credit, pursuant to any provision of this Article 3, including any accounting procedures applicable thereto, shall be determined by the General Partner unless specifically and expressly otherwise provided for by the provisions of this Agreement, and such determinations and allocations shall be final and binding on all the Partners.

15 ARTICLE 4 DISTRIBUTIONS Section 4.1 Distributions (a) Any amount of cash or property received as a distribution from any of the Funds by the Partnership in its capacity as a partner, to the extent such amount is determined by reference to the capital commitment of the Partnership in, or the capital contributions of the Partnership to, any of the Funds, shall be promptly distributed by the Partnership to the Partners in proportion to their respective FC Shares determined: (i) in the case of any distributions received from any of the Funds which are comprised of proceeds from the disposition of a Portfolio Investment by such Fund, as of the date of such disposition by such Fund; and (ii) in the case of any other distribution, as of the end of the relevant Fiscal Year in respect of which such distribution is made by such Fund. (b) The General Partner shall use reasonable efforts to cause the Partnership to distribute, as promptly as practicable after receipt by the Partnership, any available revenues attributable to items included in the determination of Operating Profit, subject to the provisions of Section 10.3 of the Fund LP Agreements and subject to the retention of such reserves as the General Partner considers appropriate for purposes of the prudent and efficient financial operation of the Partnership’s business including in accordance with Section 3.6 hereof. Any such distributions shall be made to Partners in proportion to their respective Points, determined: (i) in the case of any amount of revenue received from any of the Funds that is attributable to the disposition of a Portfolio Investment by such Fund, as of the date of such disposition by such Fund; and (ii) in any other case, as of the date of receipt of such revenue by the Partnership. (c) Subject to Section 5.2(d)(ii), any other distributions or payments in respect of the interests of Limited Partners shall be made at such time, in such manner and to such Limited Partners as the General Partner shall determine. (d) The General Partner may cause the Partnership to pay distributions to the Partners at any time in addition to those contemplated by Section 4.1(a), (b) or (c), in cash or in kind; provided that the General Partner shall only make a distribution in kind either to all Partners ratably or to those Partners who have agreed to accept such a distribution in kind. Distributions of any such amounts shall be made to the Partners in proportion to their respective Points, determined immediately prior to giving effect to such distribution.

16 Section 4.2 Withholding of Certain Amounts (a) If the Partnership incurs a withholding tax or other tax obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership, may cause the amount of such obligation to be debited against the Capital Account of such Partner when the Partnership pays such obligation, and any amounts then or thereafter distributable to such Partner shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such then distributable amounts, then such Partner and any successor to such Partner’s interest shall indemnify and hold harmless the Partnership and the General Partner against, and shall pay to the Partnership as a contribution to the capital of the Partnership, upon demand of the General Partner, the amount of such excess. (b) The General Partner may withhold from any distribution to any Limited Partner pursuant to this Agreement any other amounts due from such Limited Partner to the Partnership or the General Partner pursuant to this Agreement to the extent not otherwise paid. Any amounts so withheld shall be applied by the General Partner to discharge the obligation in respect of which such amounts were withheld. Section 4.3 Limitation on Distributions Notwithstanding any provision to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not make a distribution to any Partner on account of his interest in the Partnership if such distribution would violate the Act or other applicable law. ARTICLE 5 MANAGEMENT Section 5.1 Rights and Powers of the General Partner (a) Subject to the terms and conditions of this Agreement, the General Partner shall have complete and exclusive responsibility (i) for all management decisions to be made on behalf of the Partnership and (ii) for the conduct of the business and affairs of the Partnership, including all such decisions and all such business and affairs to be made or conducted by the Partnership in its capacity as Fund General Partner of any of the Funds. (b) Without limiting the generality of the foregoing, the General Partner shall have full power and authority to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in all activities and transactions, as it may deem necessary or advisable for, or as may be incidental to, the conduct of the business contemplated by this Section 5.1, including, without in any manner limiting the generality of the foregoing, contracts, agreements, undertakings and transactions with any Partner or with any other Person having any business, financial or other relationship with any Partner or Partners; provided that the General Partner shall not have authority to cause the Partnership to borrow any funds for its own account on a secured basis without the consent of the Required Voting Partners. The Partnership, and the

17 General Partner on behalf of the Partnership, may enter into and perform the Fund LP Agreements and any documents contemplated thereby or related thereto and (subject to any vote requirement in Section 5.2(d)(vi)) any amendments thereto, without any further act, vote or approval of any Person, including any Partner, notwithstanding any other provision of this Agreement. The General Partner is hereby authorized to enter into the documents described in the preceding sentence on behalf of the Partnership, but such authorization shall not be deemed a restriction on the power of the General Partner to enter into other documents on behalf of the Partnership. Except as otherwise expressly provided herein or as required by law, all powers and authority vested in the General Partner by or pursuant to this Agreement or the Act shall be construed as being exercisable by the General Partner in its sole and absolute discretion. (c) The General Partner, or a Limited Partner designated by the General Partner, shall be the tax matters partner for purposes of Section 6231(a)(7) of the Code. Each Partner agrees not to treat, on his United States federal income tax return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Partnership. The General Partner shall have the exclusive authority to make any elections required or permitted to be made by the Partnership under any provisions of the Code or any other revenue laws. Section 5.2 Delegation of Duties (a) Subject to Section 5.1 and Section 5.2(d), the General Partner may delegate to any Person or Persons any of the duties, powers and authority vested in it hereunder on such terms and conditions as it may consider appropriate. (b) Without limiting the generality of Section 5.2(a), but subject to the limitations contained in Section 5.2(d), the General Partner shall have the power and authority to appoint any Person, including any Person who is a Limited Partner, to provide services to and act as an employee or agent of the Partnership, with such titles and duties as may be specified by the General Partner, including the following: (i) a chief financial officer, to whom the General Partner may delegate its authority to disburse funds for the account of the Partnership and the Funds for any proper purpose, to establish deposit accounts with banks or other financial institutions, to make permitted investments of Partnership assets, and to take any other permitted actions pertaining to the finances of the Partnership and the Funds; (ii) a chief accounting officer, to whom the General Partner may delegate its authority to prepare and maintain financial and accounting books, records and statements of the Partnership and the Funds; and (iii) one or more vice presidents, treasurers and controllers, to whom the General Partner may delegate its authority to execute any of its decisions and to take any other permitted actions on behalf of the Partnership (including in its capacity as a Fund General Partner of any of the Funds) subject to the supervision of the chief executive officer, the chief financial officer or the chief accounting officer.

18 Any Person appointed by the General Partner to serve as an officer, employee or agent of the Partnership shall be subject to removal at any time by the General Partner; and shall report to and consult with the General Partner at such times and in such manner as the General Partner may direct. (c) Any Person who is a Limited Partner and to whom the General Partner delegates any of its duties pursuant to this Section 5.2 or any other provision of this Agreement shall be subject to the same standard of care, and shall be entitled to the same rights of indemnification and exoneration, applicable to the General Partner under and pursuant to Section 5.7, unless such Person and the General Partner mutually agree to a different standard of care or right to indemnification and exoneration to which such Person shall be subject. (d) Except as otherwise expressly provided herein, action by the General Partner with respect to any of the following matters shall be taken only in accordance with the directions of the Required Voting Partners: (i) the waiver of any provision of Section 5.6 hereof concerning other activities of Limited Partners; (ii) the amount and timing of any discretionary distribution to Partners pursuant to Section 4.1(c), and any decision to pay any distribution to Partners in kind; (iii) the exercise of the authority of the Partnership to (A) cause any of the Funds to pay a distribution in kind and (B) elect to receive any such distribution in kind; (iv) the exercise of the Partnership’s authority to borrow any funds on a secured basis for the account of the Partnership; (v) the determination of whether to conduct a business other than serving as a general partner of the Funds; (vi) the amendment of this Agreement, and the exercise of the authority of the Partnership with respect to the approval of any amendment to the Fund LP Agreements; and (vii) to the fullest extent permitted by law, the voluntary dissolution of the Partnership, and the exercise of the authority of the Partnership to cause a voluntary dissolution of any of the Funds. The foregoing shall not restrict the General Partner from delegating authority to execute or implement any such determinations made by the General Partner. (e) The General Partner shall be permitted to designate one or more committees of the Partnership which committees may include Limited Partners as members. Any such committees shall have such powers and authority granted by the General Partner. Any Limited Partner who has agreed to serve on a committee shall not be deemed to have the power to bind or act for or on behalf of the Partnership in any manner and in no event shall a member of a committee be considered a general partner of the Partnership by agreement, estoppel or

19 otherwise or be deemed to participate in the control of the business of the Partnership as a result of the performance of his duties hereunder or otherwise. (f) The General Partner shall cause the Partnership to enter into an arrangement, as contemplated under the Fund LP Agreement, with the Management Company which arrangement shall require the Management Company to pay all costs and expenses of the Partnership. Section 5.3 Transactions with Affiliates To the fullest extent permitted by applicable law, the General Partner (or any Affiliate of the General Partner), when acting on behalf of the Partnership, is hereby authorized to (a) purchase property from, sell property to, lend money to or otherwise deal with any Affiliates, any Limited Partner, the Partnership, any of the Funds or any Affiliate of any of the foregoing Persons, and (b) obtain services from any Affiliates, any Limited Partner, the Partnership, any of the Funds or any Affiliate of the foregoing Persons. Section 5.4 Expenses (a) Subject to the arrangement contemplated by Section 5.2(f), the Partnership will pay, or will reimburse the General Partner for, all costs and expenses arising in connection with the organization and operations of the Partnership. (b) Any withholding taxes payable by the Partnership, to the extent determined by the General Partner to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, shall be allocated among and debited against the Capital Accounts of only those Partners on whose behalf such payments are made or whose particular circumstances gave rise to such payments in accordance with Section 4.2. Section 5.5 Rights of Limited Partners (a) Limited Partners shall have no right to take part in the management or control of the Partnership’s business, nor shall they have any right or authority to act for the Partnership or to vote on matters other than as set forth in this Agreement or as required by applicable law. (b) Without limiting the generality of the foregoing, the General Partner shall have the full and exclusive authority, without the consent of any Limited Partner, to compromise the obligation of any Limited Partner to make a capital contribution or to return money or other property paid or distributed to such Limited Partner in violation of the Act. (c) Nothing in this Agreement shall entitle any Partner to any compensation for services rendered to or on behalf of the Partnership as an agent or in any other capacity, except for any amounts payable in accordance with this Agreement.

20 Section 5.6 Other Activities of Partners (a) No Limited Partner other than a Retired Partner shall engage in any occupation, profession, employment or other business, as an officer, director, partner, manager, member, employee, agent, consultant or otherwise, without the prior written consent of the General Partner, unless such activity is carried out on behalf of the Partnership or an Affiliate. (b) Subject to the Fund LP Agreements (including, without limitation, Sections 5.1(d) and 6.8 thereof) and to full compliance with the Partnership’s code of ethics and other written policies relating to personal investment transactions, membership in the Partnership shall not prohibit a Limited Partner from purchasing or selling as a passive investor any interest in any asset. (c) Nothing in this Agreement shall prohibit the General Partner from engaging in any activity other than acting as General Partner hereunder. Section 5.7 Duty of Care; Indemnification (a) The General Partner (including, without limitation, for this purpose each former and present director, officer, manager, member, employee and stockholder of the General Partner) and each Limited Partner (including any former Limited Partner) in his capacity as such, and to the extent such Limited Partner participates, directly or indirectly, in the Partnership’s activities, whether or not a Retired Partner (each, a “Covered Person” and collectively, the “Covered Persons”), shall not be liable to the Partnership or to any of the other Partners for any loss, claim, damage or liability occasioned by any acts or omissions in the performance of his services hereunder, unless it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such loss, claim, damage or liability is due to an act or omission of a Covered Person (i) made in bad faith or with criminal intent or (ii) that adversely affected any Fund and that failed to satisfy the duty of care owed pursuant to the applicable Fund LP Agreement or as otherwise required by law. (b) A Covered Person shall be indemnified to the fullest extent permitted by law by the Partnership against any losses, claims, damages, liabilities and expenses (including attorneys’ fees, judgments, fines, penalties and amounts paid in settlement) incurred by or imposed upon him by reason of or in connection with any action taken or omitted by such Covered Person arising out of the Covered Person’s status as a Partner or his activities on behalf of the Partnership, including in connection with any action, suit, investigation or proceeding before any judicial, administrative, regulatory or legislative body or agency to which it may be made a party or otherwise involved or with which it shall be threatened by reason of being or having been the General Partner or a Limited Partner or by reason of serving or having served, at the request of the Partnership in its capacity as Fund General Partner of the Funds, as a director, officer, consultant, advisor, manager, member or partner of any enterprise in which any of the Funds has or had a financial interest, including issuers of Portfolio Investments; provided that the Partnership may, but shall not be required to, indemnify a Covered Person with respect to any matter as to which there has been a Final Adjudication that his acts or his failure to act (i) were in bad faith or with criminal intent or (ii) were of a nature that makes indemnification by the Funds unavailable. The right to indemnification granted by this Section 5.7 shall be in

21 addition to any rights to which a Covered Person may otherwise be entitled and shall inure to the benefit of the successors by operation of law or valid assigns of such Covered Person. The Partnership shall pay the expenses incurred by a Covered Person in defending a civil or criminal action, suit, investigation or proceeding in advance of the final disposition of such action, suit, investigation or proceeding, upon receipt of an undertaking by the Covered Person to repay such payment if there shall be a Final Adjudication that he is not entitled to indemnification as provided herein. In any suit brought by the Covered Person to enforce a right to indemnification hereunder it shall be a defense that the Covered Person has not met the applicable standard of conduct set forth in this Section 5.7, and in any suit in the name of the Partnership to recover expenses advanced pursuant to the terms of an undertaking the Partnership shall be entitled to recover such expenses upon Final Adjudication that the Covered Person has not met the applicable standard of conduct set forth in this Section 5.7. In any such suit brought to enforce a right to indemnification or to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to an advancement of expenses, shall be on the Partnership (or any Limited Partner acting derivatively or otherwise on behalf of the Partnership or the Limited Partners). The General Partner may not satisfy any right of indemnity or reimbursement granted in this Section 5.7 or to which it may be otherwise entitled except out of the assets of the Partnership (including, without limitation, insurance proceeds and rights pursuant to indemnification agreements), and no Partner shall be personally liable with respect to any such claim for indemnity or reimbursement. The General Partner may enter into appropriate indemnification agreements and/or arrangements reflective of the provisions of this Article 5 and obtain appropriate insurance coverage on behalf and at the expense of the Partnership to secure the Partnership’s indemnification obligations hereunder and may enter into appropriate indemnification agreements and/or arrangements reflective of the provisions of this Article 5. Each Covered Person shall be deemed a third party beneficiary (to the extent not a direct party hereto) to this Agreement and, in particular, the provisions of this Article 5, and shall be entitled to the benefit of the indemnity granted to the Partnership by each of the Funds pursuant to the terms of the Fund LP Agreements. (c) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Partners, the Covered Person shall not be liable to the Partnership or to any Partner for his good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities of a Covered Person otherwise existing at law or in equity to the Partnership or the Partners, are agreed by the Partners to replace such other duties and liabilities of each such Covered Person. (d) Notwithstanding any of the foregoing provisions of this Section 5.7, the Partnership may but shall not be required to indemnify (i) a Retired Partner (or any other former Limited Partner) with respect to any claim for indemnification or advancement of expenses arising from any conduct occurring more than six months after the date of such Person’s retirement (or other withdrawal or departure), or (ii) a Limited Partner with respect to any claim for indemnification or advancement of expenses as a director, officer or agent of the issuer of any Portfolio Investment to the extent arising from conduct in such capacity occurring more than six months after the complete disposition of such Portfolio Investment by the Fund.

22 ARTICLE 6 ADMISSIONS, TRANSFERS AND WITHDRAWALS Section 6.1 Admission of Additional Limited Partners; Effect on Points (a) The General Partner may at any time admit as an additional Limited Partner any Person who has agreed to be bound by this Agreement, assign Points and issue FC Shares to such Person and/or increase the Points of any existing Limited Partner. Each additional Limited Partner shall execute either a counterpart to this Agreement or a separate instrument evidencing, to the satisfaction of the General Partner, such Limited Partner’s intent to become a Limited Partner and shall be admitted as a Limited Partner upon such execution. In connection with such admission or increase in Points of any Partner, the Points of the other Voting Partners shall be reduced in an amount determined by the General Partner which shall not exceed such Voting Partner’s Maximum Dilution Percentage. For this purpose, a Voting Partner’s “Maximum Dilution Percentage” means, in connection with any Point reduction, a percentage determined by dividing (i) the aggregate reduction to be made at that time in the Points of all Voting Partners who have more Points than such Voting Partner immediately prior to such reduction by (ii) the aggregate number of Points held immediately prior to such reduction by all such Voting Partners who have more Points than such Voting Partner immediately prior to such reduction. (b) FC Shares shall not be issued to any additional Limited Partner admitted after the date hereof without the consent of each Voting Partner whose FC Shares are proposed to be reduced in connection therewith. Section 6.2 Admission of Additional General Partner The General Partner may admit one or more additional general partners at any time without the consent of any Limited Partner other than the Required Voting Partners and any other Voting Partner whose FC Shares or Points, as applicable, are proposed to be reduced in connection with such admission. No reduction in the Points of any Limited Partner shall be made as a result of the admission of an additional general partner or the increase in the Points of any general partner without the consent of such Limited Partner. Any additional general partner shall be admitted as a general partner upon its execution of a counterpart signature page to this Agreement. Section 6.3 Transfer of Interests of Limited Partners (a) Subject to compliance with the other provisions of this Section 6.3 and provided that such assignment does not cause a “Change of Control” to occur under the Fund LP Agreements or cause the Partnership to violate the Fund LP Agreements, a Limited Partner may assign to any other Partner or to any Related Party of such Partner all or any portion of such Limited Partner’s rights to share in and receive allocations and distributions associated with such Limited Partner’s FC Shares. No other Transfer of any Limited Partner’s interest in the Partnership, whether voluntary or involuntary, shall be valid or effective, and no transferee shall become a substituted Limited Partner, unless the prior written consent of the General Partner has

23 been obtained, which consent may be given or withheld by the General Partner. In the event of any Transfer, all of the conditions of the remainder of this Section 6.3 must also be satisfied. (b) A Limited Partner or his legal representative shall give the General Partner notice before the proposed effective date of any voluntary Transfer and within 30 days after any involuntary Transfer, and shall provide sufficient information to allow legal counsel acting for the Partnership to make the determination that the proposed Transfer will not result in any of the following consequences: (i) require registration of the Partnership or any interest therein under any securities or commodities laws of any jurisdiction; (ii) result in a termination of the Partnership under Section 708(b)(1)(B) of the Code or jeopardize the status of the Partnership as a partnership for United States federal income tax purposes; or (iii) violate, or cause the Partnership, the General Partner or any Limited Partner to violate, any applicable law, rule or regulation of any jurisdiction. Such notice must be supported by proof of legal authority and a valid instrument of assignment acceptable to the General Partner. (c) In the event any Transfer permitted by this Section 6.3 shall result in multiple ownership of any Limited Partner’s interest in the Partnership, the General Partner may require one or more trustees or nominees to be designated to represent a portion of the interest transferred or the entire interest transferred for the purpose of receiving all notices which may be given and all payments which may be made under this Agreement, and for the purpose of exercising the rights which the transferees have pursuant to the provisions of this Agreement. (d) A permitted transferee shall be entitled to the allocations and distributions attributable to the interest in the Partnership transferred to such transferee and to Transfer such interest in accordance with the terms of this Agreement; provided that such transferee shall not be entitled to the other rights of a Limited Partner as a result of such transfer until he becomes a substituted Limited Partner. No transferee may become a substituted Limited Partner except with the prior written consent of the General Partner (which consent may be given or withheld by the General Partner). Such transferee shall be admitted to the Partnership as a substituted Limited Partner upon execution of a counterpart of this Agreement or such other instrument evidencing, to the satisfaction of the General Partner, such Limited Partner’s intent to become a Limited Partner. Notwithstanding the above, the Partnership and the General Partner shall incur no liability for allocations and distributions made in good faith to the transferring Limited Partner until a written instrument of Transfer has been received and accepted by the Partnership and recorded on its books and the effective date of the Transfer has passed. (e) Any other provision of this Agreement to the contrary notwithstanding, to the fullest extent permitted by law, any successor or transferee of any Limited Partner’s interest in the Partnership shall be bound by the provisions hereof. Prior to recognizing any Transfer in accordance with this Section 6.3, the General Partner may require the transferee to make certain

24 representations and warranties to the Partnership and Partners and to accept, adopt and approve in writing all of the terms and provisions of this Agreement. (f) In the event of a Transfer or in the event of a distribution of assets of the Partnership to any Partner, the Partnership, at the direction of the General Partner, may, but shall not be required to, file an election under Section 754 of the Code and in accordance with the applicable Treasury Regulations, to cause the basis of the Partnership’s assets to be adjusted as provided by Section 734 or 743 of the Code. (g) The Partnership shall maintain books for the purpose of registering the transfer of partnership interests in the Partnership. No transfer of a partnership interest shall be effective until the transfer of the partnership interest is registered upon books maintained for that purpose by or on behalf of the Partnership. Section 6.4 Withdrawal of Partners A Partner in the Partnership may not withdraw from the Partnership prior to its dissolution. For the avoidance of doubt, any Limited Partner who transfers to a Related Party such Limited Partner’s entire remaining entitlement to allocations and distributions shall remain a Limited Partner, notwithstanding the admission of the transferee Related Party as a Limited Partner, for as long as the transferee Related Party remains a Limited Partner. Section 6.5 Pledges (a) A Limited Partner shall not pledge or grant a security interest in such Limited Partner’s interest in the Partnership unless the prior written consent of the General Partner has been obtained (which consent may be given or withheld by the General Partner). (b) Notwithstanding the provisions of Section 6.5(a), any Limited Partner may grant to a bank or other financial institution a security interest in such part of such Limited Partner’s interest in the Partnership as relates solely to the FC Shares of such Limited Partner (including the right to receive distributions pursuant to Section 4.1(a) and allocations of FC Profit and FC Loss pursuant to Section 3.4) in the ordinary course of obtaining bona fide loan financing to fund his contributions to the capital of the Partnership. If the interest of the Limited Partner in the Partnership or any portion thereof in respect of which a Limited Partner has granted a security interest ceases to be owned by such Limited Partner in connection with the exercise by the secured party of remedies resulting from a default by such Limited Partner or upon the occurrence of such similar events with respect to such Limited Partner’s interest in the Management Company as set forth in Section 6.5 of the Management Company LP Agreement, such interest of the Limited Partner in the Partnership or portion thereof shall thereupon become a non-voting interest and the holder thereof shall not be entitled to vote on any matter pursuant to this Agreement and shall no longer be considered a Voting Partner for purposes of this Agreement. (c) For purposes of the grant, pledge, attachment or perfection of a security interest in a partnership interest in the Partnership or otherwise, each such partnership interest shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform

25 Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware (the “DEUCC”), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. (d) Any partnership interest in the Partnership may be evidenced by a certificate issued by the Partnership in such form as the General Partner may approve. Every certificate representing an interest in the Partnership shall bear a legend substantially in the following form: Each partnership interest constitutes a “security" within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware (the “UCC”), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. THE TRANSFER OF THIS CERTIFICATE AND THE PARTNERSHIP INTERESTS REPRESENTED HEREBY IS RESTRICTED AS DESCRIBED IN THE THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF THE PARTNERSHIP, DATED AS OF JULY 1, 2008 AND EFFECTIVE AS OF AUGUST 30, 2007, AS THE SAME MAY BE AMENDED OR RESTATED FROM TIME TO TIME. (e) Each certificate representing a partnership interest in the Partnership shall be executed by manual or facsimile signature of the General Partner on behalf of the Partnership. (f) Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the DEUCC, such provision of Article 8 of the DEUCC shall control. ARTICLE 7 ALLOCATION OF POINTS; ADJUSTMENTS OF POINTS AND RETIREMENT OF PARTNERS Section 7.1 Allocation of Points (a) Except as otherwise provided herein, the General Partner shall be responsible for the allocation of Points from time to time to the Limited Partners. At each such time of allocation, all Points available for allocation shall be so allocated to the Limited Partners by the General Partner; provided that the allocation of Points to any Limited Partner who is invited to become a member of Apollo Co-Investors VII (A), L.P., a Delaware limited partnership (“Co- Investors (A)”), shall not become effective until the effective date of the acceptance by Co-

26 Investors (A) of a capital commitment from such Limited Partner (or his Related Party, as applicable) in a mutually agreed amount. Points allocated to Limited Partners may not be reduced except as set forth in Section 6.1 and Section 7.3. (b) The General Partner shall maintain on the books and records of the Partnership a record of the number of Points allocated to each Partner and shall give notice to each Limited Partner of the number of such Limited Partner’s Points upon admission to the Partnership of such Limited Partner and promptly upon any change in such Limited Partner’s Points pursuant to this Article 7 or otherwise. Section 7.2 Retirement of Partner (a) A Limited Partner shall become a Retired Partner upon: (i) delivery to such Limited Partner of a notice by the General Partner declaring such Limited Partner to be a Retired Partner; (ii) a date specified in a notice delivered by such Limited Partner to the General Partner stating that such Limited Partner elects to become a Retired Partner, which date shall not be less than 60 days after the General Partner’s receipt of such notice; or (iii) the death of the Limited Partner, whereupon the estate of the deceased Limited Partner shall be treated as a Retired Partner in the place of the deceased Limited Partner, or the Permanent Disability of the Limited Partner. (b) The notice declaring any Limited Partner to be a Retired Partner shall specify whether such Limited Partner is being declared a Retired Partner for Cause or a Retired Partner other than for Cause. Retirement by reason of death or Permanent Disability shall constitute retirement other than for Cause. A written notice of retirement given by a Limited Partner shall be deemed to constitute a declaration that such Limited Partner is a Retired Partner for Cause; provided that such a retirement shall be deemed to constitute a mandatory retirement other than for Cause (and such Limited Partner shall be deemed a Retired Partner other than for Cause) if the Limited Partner’s resignation was tendered as a result of removal from the Investment Committee other than in a manner permitted by the Management Company LP Agreement and if the notice of retirement so states. (c) No mandatory retirement of a Voting Partner for Cause shall become effective until the Voting Partner has been afforded an opportunity, if such Voting Partner so desires, to make a statement in person before the General Partner regarding any considerations that, in the opinion of the Voting Partner, would warrant a reconsideration of the proposed mandatory retirement. (d) Nothing in this Agreement shall obligate the General Partner or the Voting Partners to treat Retired Partners alike, and the exercise of any power or discretion by the General Partner or the Voting Partners in the case of any one such Retired Partner shall not create any obligation on the part of the General Partner or the Voting Partners to take any similar action in the case of any other such Retired Partner, it being understood that any power or

27 discretion conferred upon the General Partner or the Voting Partners shall be treated as having been so conferred as to each such Retired Partner separately. Section 7.3 Effect of Retirement on Points (a) The Points of any Limited Partner who becomes a Retired Partner for Cause shall be reduced automatically to an amount equal to such Limited Partner’s Vested Points as of the date such Limited Partner became a Retired Partner. Any such reduction shall be effective as of the date such Limited Partner became a Retired Partner or such subsequent date as may be determined by the General Partner; provided that the General Partner may agree to a lesser reduction (or to no reduction) of the Points of any such Limited Partner who becomes a Retired Partner. (b) The General Partner shall determine the manner of apportioning any Points that become available for reallocation pursuant to Section 7.3(a) as a result of any Partner becoming a Retired Partner for Cause. (c) The Points of any Limited Partner who becomes a Retired Partner other than for Cause shall not be reduced without the consent of such Retired Partner, except as contemplated by Section 7.4. For the avoidance of doubt, the General Partner shall have no authority under the provisions of this Agreement to reduce the Points of any Limited Partner solely by reason of (i) such Limited Partner becoming a Retired Partner other than for Cause or (ii) such Limited Partner becoming a Retired Partner (whether for Cause or otherwise) after the 60th month anniversary of the commencement of the initial Vesting Period with respect to such Limited Partner. Section 7.4 Non- solicitation; Non- compete (a) A Person who became a Retired Partner prior to the expiration of the Commitment Period shall not at any time during the nine-month period commencing on the date as of which such Person became a Retired Partner (i) hire, employ, partner with or enter into any business arrangement with any Person who, at any time during the 270-day period ending at the commencement of such nine-month period, was associated with the Partnership or any Affiliate as a partner, member, officer, exclusive consultant or employee, (ii) enter into any agreement relating to the foregoing, (iii) participate in any negotiations or substantive discussions with respect to the foregoing, or (iv) cause, influence, assist or cooperate with any other Person to do any of the foregoing. (b) A Person who became a Retired Partner for Cause prior to the expiration of the Commitment Period shall not at any time (i) during the six-month period commencing on the date as of which such Person became a Retired Partner (A) participate, on behalf or for the benefit of any business or enterprise that engages or is expected to engage in making private equity investments, in any activity that is in any way related to the private equity investment activities of such business or enterprise or (B) enter into any agreement relating to the foregoing or (ii) during the 90-day period (or 60-day period in the case of a Partner who voluntarily resigns in accordance with Section 7.2(a)(ii)) commencing on the date as of which such Person became a

28 Retired Partner participate in any negotiations or substantive discussions with respect to the foregoing. (c) Each Limited Partner acknowledges that (i) he would not have been admitted to the Partnership in the absence of making the foregoing covenants, and (ii) the Partnership (and its associated investment management businesses) could suffer irreparable injury in the event of a breach of such covenants or of the covenants contained in Section 9.8, for which monetary damages may not constitute an adequate remedy. Accordingly, each Limited Partner agrees that the Partnership shall be entitled to seek any form of equitable relief that may be available to prevent or remedy any breach or anticipated breach of the covenants contained in this Section 7.4 and in Section 9.8 and further agrees that such Limited Partner will not seek to oppose any such requested relief on any grounds other than the absence of a breach or anticipated breach of such covenants. (d) In addition to (and not in lieu of) any other available remedies that may be available, any Limited Partner who breaches any of the covenants set forth in this Section 7.4 or in Section 9.8 shall have an obligation to make a cash payment to the Partnership in an amount equal to such Limited Partner’s Giveback Amount for the period since the commencement of most recently ended fiscal year preceding the date of delivery of a written notice of breach, payable in cash within 10 business days after your receipt of such notice. For this purpose, a Limited Partner’s “Giveback Amount” is equal to the aggregate amount of all cash payments and cash distributions received by such Limited Partner at any time during the applicable period from the Partnership or any Affiliate thereof in consideration for services performed on behalf of the Partnership or any Affiliate thereof (including, without limitation, salary, bonus, Operating Profit distributions or similar distributions attributable to “carried interest” amounts earned from Funds or other collective investment vehicles and including amounts that would have been paid in cash but for such Limited Partner’s participation in any management fee waiver program administered by the Management Company or an Affiliate.) If a Limited Partner disputes an asserted breach or otherwise fails to pay such amount when due, the Partnership may elect to resolve such dispute or remedy such failure either through an action in Delaware Chancery Court or through binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and such objecting Limited Partner shall be bound by such election. In any such proceeding, the court or arbitrator shall not have the authority to grant any monetary award other than (i) the Giveback Amount plus (ii) reasonable attorneys fees and expenses incurred by the Partnership in connection with such proceedings, but shall have the power to award, and shall be expected to award, specific performance or other appropriate equitable relief in addition to the monetary award to remedy any breach. If there is a final and non-appealable finding by the court (in an action initiated by the Partnership) or the arbitrator that such Limited Partner did not breach any provision of Section 7.4 or Section 9.8 or if the Partnership abandons judicial or arbitration proceedings without a final determination or negotiated settlement, then the Partnership shall pay such Limited Partner’s reasonable attorneys fees and expenses incurred in defending against the asserted breach in such proceedings. The conduct and outcome of any arbitration proceedings shall be subject to the confidentiality provisions of Section 9.8 hereof. (e) Notwithstanding the foregoing, Section 7.4 will not be construed to prohibit a Partner from performing services for the benefit of any privately-owned family entity or office

29 substantially all of the capital of which is derived from members of the family of such Partner or the Partner’s spouse and that was actively engaged in making private equity investments prior to the date of your retirement. ARTICLE 8 DISSOLUTION AND LIQUIDATION Section 8.1 Dissolution and Liquidation of Partnership (a) Upon dissolution of the Partnership in accordance with the Act, the General Partner shall liquidate the business and administrative affairs of the Partnership, except that, if the General Partner is unable to perform this function, a liquidator may be elected by a majority in interest (determined by Points) of Limited Partners and upon such election such liquidator shall liquidate the Partnership. FC Profit and FC Loss, Operating Profit and Operating Loss during the Fiscal Years that include the period of liquidation shall be allocated pursuant to Section 3.4. The proceeds from liquidation shall be distributed in the following manner: (i) first, the debts, liabilities and obligations of the Partnership including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Partnership’s assets to the Partners has been completed, shall be satisfied (whether by payment or by making reasonable provision for payment thereof); and (ii) thereafter, the Partners shall be paid amounts pro rata in accordance with and up to the positive balances of their respective Capital Accounts, as adjusted pursuant to Article 3. (b) Anything in this Section 8.1 to the contrary notwithstanding, the General Partner or liquidator may distribute ratably in kind rather than in cash, upon dissolution, any assets of the Partnership in accordance with the priorities set forth in Section 8.1(a), provided that if any in kind distribution is to be made the assets distributed in kind shall be valued as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 8.1(a). ARTICLE 9 GENERAL PROVISIONS Section 9.1 Amendment of Partnership Agreement (a) The General Partner, with the approval of the Required Voting Partners, may amend this Agreement at any time, in whole or in part, without the consent of any other Limited Partner by giving notice of such amendment to any Limited Partner whose rights or obligations as a Limited Partner pursuant to this Agreement are changed thereby; provided that any amendment that would adversely change the contractual rights of a Partner may only be made if

30 the written consent of such Partner is obtained prior to the effectiveness thereof. Notwithstanding the foregoing, the General Partner may amend this Agreement at any time, in whole or in part, without the consent of the Required Voting Partners or any other Limited Partner (other than a Limited Partner whose rights to allocations and distributions would suffer a material adverse change as a result of such amendment), to enable the Partnership to comply with the requirements of the “Safe Harbor” Election within the meaning of the Proposed Revenue Procedure of Notice 2005-43, 2005-24 IRB 1, Proposed Treasury Regulation Section 1.83-3(e)(1) or Proposed Treasury Regulation Section 1.704-1(b)(4)(xii) at such time as such proposed Procedure and Regulations are effective and to make any such other related changes as may be required by pronouncements or Treasury Regulations issued by the Internal Revenue Service or Treasury Department after the date of this Agreement. An adjustment of Points shall not be considered an amendment to the extent effected in compliance with the provisions of Section 6.1 or 7.3 as in effect on the date hereof or as hereafter amended in compliance with the requirements of this Section 9.1(a). The General Partner’s approval of or consent to any transaction resulting in the substitution of another Person in place of the Partnership as the managing or general partner of any of the Funds or any change to the scheme of distribution under any of the Fund LP Agreements that would have the effect of reducing the Partnership’s allocable share of the Net Income of any Fund shall require the consent of any Limited Partner adversely affected thereby. (b) Notwithstanding the provisions of this Agreement, including Section 9.1(a), it is hereby acknowledged and agreed that the General Partner on its own behalf or on behalf of the Partnership without the approval of any Limited Partner or any other Person may enter into one or more side letters or similar agreements with one or more Limited Partners which have the effect of establishing rights under, or altering or supplementing the terms of this Agreement. The parties hereto agree that any terms contained in a side letter or similar agreement with one or more Limited Partners shall govern with respect to such Limited Partner or Limited Partners notwithstanding the provisions of this Agreement. Any such side letters or similar agreements shall be binding upon the Partnership or the General Partner, as applicable, and the signatories thereto as if the terms were contained in this Agreement, but no such side letter or similar agreement between the General Partner and any Limited Partner or Limited Partners and the Partnership shall adversely amend the contractual rights of any other Limited Partner without such other Limited Partner’s prior consent. Section 9.2 Special Power-of-Attorney (a) Each Partner hereby irrevocably makes, constitutes and appoints the General Partner with full power of substitution, the true and lawful representative and attorney-in-fact, and in the name, place and stead of such Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish: (i) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 9.1); (ii) all such other instruments, documents and certificates which, in the opinion of legal counsel to the Partnership, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction, or any political

31 subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Partnership as a limited partnership; (iii) all such instruments, certificates, agreements and other documents relating to the conduct of the investment program of any of the Funds which, in the opinion of such attorney-in-fact and the legal counsel to the Funds, are reasonably necessary to accomplish the legal, regulatory and fiscal objectives of the Funds in connection with its or their acquisition, ownership and disposition of investments, including, without limitation: (A) the governing documents of any management entity formed as a part of the tax planning for any of the Funds and any amendments thereto; and (B) documents relating to any restructuring transaction with respect to any of the Funds’ investments, provided that such documents referred to in clauses (A) and (B) above, viewed individually or in the aggregate, provide substantially equivalent financial and economic rights with respect to such Limited Partner and otherwise do not: (1) increase the Limited Partner’s overall financial obligation to make capital contributions with respect to the relevant Fund (directly or through any associated vehicle in which the Limited Partner holds an interest); (2) diminish the Limited Partner’s overall entitlement to share in profits and distributions with respect to the relevant Fund (directly or through any associated vehicle in which the Limited Partner holds an interest); (3) cause the Limited Partner to become subject to increased personal liability for any debts or obligations of the Partnership; or (4) otherwise result in an adverse change in the overall rights or obligations of the Limited Partner in relation to the conduct of the investment program of any of the Funds; (iv) any written notice or letter of resignation from any board seat or office of any Person (other than a company that has a class of equity securities registered under the Securities Exchange Act of 1934, as amended, or that is registered under the Investment Company Act of 1940, as amended), which board seat or office was occupied or held at the request of the Partnership or any of its Affiliates; and (v) all such proxies, consents, assignments and other documents as the General Partner determines to be necessary or advisable in connection with any merger or other

32 reorganization, restructuring or other similar transaction entered into in accordance with this Agreement (including the provisions of Section 9.5(c)). (b) Each Limited Partner is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Partnership without his consent. If an amendment of the Certificate or this Agreement or any action by or with respect to the Partnership is taken by the General Partner in the manner contemplated by this Agreement, each Limited Partner agrees that, notwithstanding any objection which such Limited Partner may assert with respect to such action, the General Partner is authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Partner is fully aware that each other Partner will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Partnership. This power-of-attorney is a special power-of- attorney and is coupled with an interest in favor of the General Partner and as such: (i) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Partnership or the General Partner shall have had notice thereof; and (ii) shall survive any Transfer by a Limited Partner of the whole or any portion of its interest in the Partnership, except that, where the transferee thereof has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, this power of attorney given by the transferor shall survive such Transfer for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution. Section 9.3 Notices Any notice required or permitted to be given under this Agreement shall be in writing. A notice to the General Partner shall be directed to the attention of Leon D. Black with a copy to the general counsel of the Partnership. A notice to a Limited Partner shall be directed to such Limited Partner’s last known residence as set forth in the books and records of the Partnership or its Affiliates (a Limited Partner’s “Home Address”). A notice shall be considered given when delivered to the addressee either by hand at his Partnership office or electronically to the primary e-mail account supplied by the Partnership for Partnership business communications, except that a notice to a Retired Partner shall be considered given when delivered by hand by a recognized overnight courier together with mailing through the United States Postal System by regular mail to such Retired Partner’s Home Address. Section 9.4 Agreement Binding Upon Successors and Assigns This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors by operation of law, but the rights and obligations of the Partners hereunder shall not be assignable, transferable or delegable except as expressly provided herein, and any attempted assignment, transfer or delegation thereof that is not made in accordance with such express provisions shall be void and unenforceable.

33 Section 9.5 Merger, Consolidation, etc. (a) Subject to Sections 9.5(b) and 9.5(c), the Partnership may merge or consolidate with or into one or more limited partnerships formed under the Act or other business entities (as defined in Section 17-211 of the Act) pursuant to an agreement of merger or consolidation which has been approved by the General Partner. (b) Subject to Section 9.1(a) but notwithstanding any other provision to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 9.5 (a) may, to the extent permitted by Section 17-211(g) of the Act and Section 9.5 (a), (i) effect any amendment to this Agreement, (ii) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation, or (iii) provide that the partnership agreement of any other constituent limited partnership to the merger or consolidation (including a limited partnership formed for the purpose of consummating the merger or consolidation) shall be the partnership agreement of the surviving or resulting limited partnership. (c) The General Partner shall not authorize any merger, consolidation or other reorganization, restructuring or similar transaction unless it has determined that such transaction should not result in any material adverse change in the financial and other material rights of Limited Partners conferred by this Agreement and any side letter or similar agreement entered into pursuant to Section 9.1(b) or the imposition of any material new financial obligation. Subject to the foregoing, the General Partner may require one or more of the Limited Partners to sell, exchange, transfer or otherwise dispose of their interests in the Partnership in connection with any such transaction, and each Limited Partner shall take such action as may be directed by the General Partner to effect any such transaction. Section 9.6 Governing Law This Agreement, and the rights of each and all of the Partners hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws rules thereof. The parties hereby consent to the non-exclusive jurisdiction and venue for any action arising out of or relating to this Agreement in the State Courts of the State of Delaware, New Castle County, the State Courts of the State of New York, New York County, the United States District Court for the District of Delaware located in New Castle County or the United States District Court for the Southern District of New York located in New York County. In addition to any other means available at law for service of process, each Limited Partner hereby agrees, to the fullest extent permitted by law, that service of process will be duly effectuated when delivered to a Limited Partner’s Home Address by hand or by a recognized overnight carrier together with mailing through the United States Postal System by regular mail. Section 9.7 Termination of Right of Action Every right of action arising out of or in connection with this Agreement by or on behalf of any past, present or future Partner or the Partnership against any past, present or future Partner shall, to the fullest extent permitted by applicable law, irrespective of the place where the action may be brought and irrespective of the residence of any such Partner, cease and be barred by the

34 expiration of three years from the date of the act or omission in respect of which such right of action arises. Section 9.8 Confidentiality (a) Each Limited Partner acknowledges and agrees that the information contained in the books and records of the Partnership concerning the Points assigned with respect to any other Limited Partner (including any Retired Partner) is confidential, and, to the fullest extent permitted by applicable law, each Limited Partner waives, and covenants not to assert, any claim or entitlement whatsoever to gain access to any such information. The Limited Partners agree that the restrictions set forth in this Section 9.8 (a) shall constitute reasonable standards under the Act regarding access to information. (b) Each Limited Partner acknowledges and agrees not to, at any time, either during the term of such Limited Partner’s participation in the Partnership or thereafter, disclose, use, publish or in any manner reveal, directly or indirectly, to any Person (other than on a confidential basis to such Limited Partner’s legal and tax advisors who have a need to know such information) the contents of this Agreement or any Confidential Information, except (i) as may be necessary to the performance of the Limited Partner’s duties hereunder, (ii) with the prior written consent of the General Partner, (iii) to the extent that any such information is in the public domain other than as a result of the Limited Partner’s breach of any of his obligations, or (iv) where required to be disclosed by court order, subpoena or other government process; provided that, to the fullest extent permitted by law, the Limited Partner shall promptly notify the General Partner upon becoming aware of any such disclosure requirement and shall cooperate with any effort by the General Partner to prevent or limit such disclosure. (c) Notwithstanding any of the provisions of this Section 9.8, each Limited Partner may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of an investment in the Partnership and all materials of any kind (including tax opinions or other tax analyses) that are provided to the Limited Partner relating to such tax treatment. For this purpose, “tax treatment” is the purported or claimed federal income tax treatment of a transaction and “tax structure” is limited to any fact that may be relevant to understanding the purported or claimed federal income tax treatment of a transaction. For this purpose, the names of the Partnership, the Partners, their affiliates, the names of their partners, members or equity holders and the representatives, agents and tax advisors of any of the foregoing are not items of tax structure. Section 9.9 Not for Benefit of Creditors The provisions of this Agreement are intended only for the regulation of relations among Partners and between Partners and former or prospective Partners and the Partnership. This Agreement is not intended for the benefit of any Person who is not a Partner, and no rights are intended to be granted to any other Person who is not a Partner under this Agreement.

35 Section 9.10 Consents Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Partnership. Section 9.11 Reports As soon as practicable after the end of each taxable year, the General Partner shall furnish to each Limited Partner (i) such information as may be required to enable each Limited Partner to properly report for United States federal and state income tax purposes his distributive share of each Partnership item of income, gain, loss, deduction or credit for such year, and (ii) a statement of the total amount of Operating Profit or Operating Loss for such year and a reconciliation of any difference between (A) such Operating Profit or Operating Loss and (B) the aggregate net profits or net losses allocated by the Funds to the Partnership for such year (other than any difference attributable to the aggregate FC Profit or FC Loss allocated by the Funds to the Partnership for such year). Section 9.12 Filings The Partners hereby agree to take any measures necessary (or, if applicable, refrain from any action) to ensure that the Partnership is treated as a partnership for federal, state and local income tax purposes. Section 9.13 Headings, Gender, Etc. The section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. As used herein, masculine pronouns shall include the feminine and neuter, and the singular shall be deemed to include the plural. Signature Page Follows

Apollo Advisors VII, L.P. Third Amended and Restated Limited Partnership Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. General Partner: APOLLO CAPITAL MANAGEMENT VII, LLC By: /s/ John J. Suydam Name: John J. Suydam Title: Vice President Limited Partner: APOLLO PRINCIPAL HOLDINGS I, L.P. By: Apollo Principal Holdings I GP, LLC, its general partner By: /s/ John J. Suydam Name: John J. Suydam Title: Vice President